AMENDMENT NO. 2 TO
                                   TERM NOTE

     AMENDMENT NO. 2 TO TERM NOTE (the "Amendment Agreement") is made and entered into as of the 27th day of May, 1996 by and between TEAM RENTAL GROUP, INC., a Delaware corporation (the "Borrower"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), a national banking association (the "Lender"). Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Note (defined below).

                             W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender have entered into the Term Note dated as of February 27, 1996 (as amended by Amendment No. 1 thereto dated as of April 2, 1996) whereby the Lender has made to the Borrower a term loan (such note, as at any time amended, restated, modified or supplemented, being referred to as the "Note"); and

     WHEREAS, the Borrower and the Lender have agreed that the Note shall be amended in the manner set forth herein;

     NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

     1. AMENDMENT TO NOTE. Subject to the conditions hereof, the Note is hereby amended by replacing in the date "May 27, 1996" in the first full paragraph thereof with the date "June 28, 1996."

     2. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Note has been re-examined by the Borrower and that:

          (a) The representations and warranties made by the Borrower in
     Article II thereof are true on and as of the date hereof;

          (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since February 27, 1996 other than changes in the ordinary course of business;

          (c) The business and properties of the Borrower and its Subsidiaries are not, and since February 27, 1996 have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

          (d) After giving effect to this Amendment Agreement no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of the Borrower under the Note or any other Loan Document, either immediately or with the lapse of time or the giving of notice, or both.

     3. CONSENT OF GUARANTORS. The Guarantors have joined in the execution of this Amendment Agreement for the purposes of consenting hereto and for the further purpose of confirming their guaranty of Obligations of Borrower as provided in the Guaranty.

     4. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     5. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Note and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     6. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     7. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF FLORIDA. THE BORROWER AND THE GUARANTOR HEREBY SUBMIT TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR FOR THE PURPOSES OF COLLECTION.

     8. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     9. NOTE. All references in any of the Loan Documents to the Note shall mean and include such agreement as amended hereby.


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     10. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Guarantors and the Lender and their respective successors, assigns and legal representatives; provided, however, that the Borrower and the Guarantors, without the prior consent of the Lender, may not assign any rights, powers, duties or obligations hereunder.



                 [Remainder of page intentionally left blank.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           BORROWER:

                                           TEAM RENTAL GROUP, INC.


                                           By:_______________________________
                                           Name:
                                           Title:
WITNESS:


- ----------------------------




                                           LENDER:

                                           NATIONSBANK, NATIONAL ASSOCIATION
                                           (SOUTH)


                                           By:_______________________________
                                           Name:
                                           Title:


                             SIGNATURE PAGE 1 OF 2

                                           GUARANTORS:

                                           VPSI, INC.

                                           By:_____________________________
                                           Name: Sanford Miller
                                           Title: Vice President


                                           TEAM CAR SALES OF SOUTHERN
                                                    CALIFORNIA, INC.
                                           TEAM FLEET SERVICES CORPORATION
                                           TEAM CAR SALES OF DAYTON, INC.
                                           TEAM RENTAL OF CONNECTICUT, INC.
                                           DON KREMER, INC.
                                           TEAM RENTAL OF FT. WAYNE, INC.
                                           TEAM RENTAL OF SOUTHERN
                                                    CALIFORNIA, INC.
                                           TEAM RENTAL OF ROCHESTER, INC.
                                           ARIZONA RENT-A-CAR SYSTEMS, INC.
                                           TEAM RENTAL OF PHILADELPHIA, INC.
                                           TEAM CAR SALES OF CHARLOTTE, INC.
                                           TEAM RENTAL OF PITTSBURGH, INC.
                                           TEAM CAR SALES OF PHILADELPHIA, INC.
                                           TEAM CAR SALES OF RICHMOND, INC.
                                           TEAM CAR SALES OF SAN DIEGO, INC.
                                           LEE-AL, INC.
                                           MACKAY CAR & TRUCK RENTALS, INC.
                                           WESTEAM ENTERPRISES, INC.
                                           TRANEX RENTALS OF NEW YORK, INC.
                                           CAPITAL CITY LEASING, INC.
                                           TEAM RENTAL OF CINCINNATI, INC.


                                           By:_________________________________
                                           Name: Sanford Miller
                                           Title: President





                            Signature Page 2 of 2










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                   ACKNOWLEDGMENT OF EXECUTION ON BEHALF OF
                            TEAM RENTAL GROUP, INC.

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this __st day of May, 1996 A.D., personally appeared ___________________ known to be the ___________________ of Team Rental Group,
Inc. (the "Borrower"), who, being by me duly sworn, says he works at _________________________________________________ and that by authority duly given by, and as the act of, the Borrower, the foregoing and annexed Amendment No. 2 to Term Note dated as of May 27, 1996, was signed by him as said _____________________ on behalf of the Borrower.

         Witness my hand and official seal this __st day of May, 1996.




- -------------------------------------
                  Notary Public

(SEAL)

My Commission Expires: ______________







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                           AFFIDAVIT OF JOHN MILLER

     The undersigned, being first duly sworn, deposes and says that:

         1. He is an ________________________________ of NationsBank, National
Association (South) (the "Bank") and works at NationsBank Tower, 100 Southeast 2nd Street, 14th Floor, Miami, Florida 33131.

         2. The Amendment No. 2 to Term Note of Team Rental Group, Inc. to the Bank extending the Termination Date to June 28,
1996, dated as of May 27, 1996 was executed before him and delivered to him, on behalf of the Bank in Charlotte, North
Carolina on May __, 1996.

     This the __st day of April, 1996.



- ---------------------------------------
                  John Miller


                          Acknowledgment of Execution

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this __st day of May, 1996 A.D., personally appeared
______________________ who before me affixed his signature to the above
Affidavit.

         Witness my hand and official seal this __st day of May, 1996.



- -------------------------------------
                  Notary Public

(SEAL)

My Commission Expires: _____________